Accounts receivable, net	12 Months Ended
Dec. 31, 2022
Accounts receivable, net
Accounts receivable, net

4. Accounts receivable, net

Accounts receivable, net, consists of the following:

	As of December 31,
	2021	2022
	RMB	RMB
Accounts receivable	2,379,642	2,413,173
Allowance for credit losses:
Balance at beginning of the year	(12,949)	(118,724)
Additions	(105,825)	(1,494)
Exchange loss	—	(7,921)
Write-offs	50	7,644

Balance at end of the year	(118,724)	(120,495)

Accounts receivable, net	2,260,918	2,292,678

In September 2021, the Group filed an arbitration against one of its distributors due to its default on payment and provided allowance of RMB93.3 million of accounts receivable for the year ended December 31, 2021.